                                                                   EXHIBIT 10.34
[Motorola Logo]

               THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED,
              WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE
             SECURITIES AND EXCHANGE COMMISSION.  OMITTED PORTIONS
             ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED -
                      CONFIDENTIAL TREATMENT REQUESTED]."

                        Personal Communications Sector

                          WIRELESS PRODUCTS AGREEMENT

Between:                                 and:
     Motorola, Inc., Cellular Subscriber       CellStar, Ltd.
     Sector   US Markets Division              1730 Briercroft Court
     2001 N. Division St.                      Carrollton, Texas  75006
     Harvard, Illinois 60033                   Phone:  (972) 466-5000
     Phone:  (815) 884-2288                    Fax:  (972) 466-5030
     Fax:  (815) 884-1842                      ("Buyer")
     ("Motorola")

                      EFFECTIVE DATE:  November 15, 2000

This Wireless Products Agreement ("Agreement") is entered into between Motorola and Buyer as of the Effective Date shown above. For calendar year 2001 Buyer agrees to purchase and Motorola agrees to sell [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] wireless subscriber units (collectively "Products"), under the terms and conditions set forth in this Agreement, including the following attachments:

                    .    Attachment A - Products and Prices
                    .    Attachment B - Terms and Conditions
                    .    Attachment C - Accessories Terms
                    .    Attachment D - Motorola Accounts

Buyer also agrees to purchase and Motorola agrees to sell subscriber accessories ("Accessories") during the Initial Term under the terms and conditions set forth in Attachment C. This Agreement constitutes the entire and final expression of agreement between the parties pertaining to the subject matter hereof and supersedes all other communications between the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

MOTOROLA INC.                                           CELLSTAR, Ltd.
                                                        By National Auto Center, Inc.
                                                        its General Partner

By:     /s/ Iain Morris                                 By:  /s/ Dale H. Allardyce
        -------------------------------------                   -------------------------------------

Name:   Iain Morris                                     Name:  Dale H. Allardyce
        -------------------------------------                   -------------------------------------

Title:  President and General Manager                   Title:  President and Chief Operating Officer
        -------------------------------------                   -------------------------------------

Date:   November 15, 2000                               Date:  November 15, 2000
        -------------------------------------                   -------------------------------------

                                 ATTACHMENT A

                       PRODUCTS AND PRICES AS AGREED TO

                                ANALOG PRODUCT


Marketing               DP Segment       Model         List            Invoice
Name                       Name          Number       Pricing  RB  SP   Price
4500 Mobile Attache       Mobile    19555GNLS - Ran      *         *      *
 w/o bat                            19552GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Attache       Mobile    19554GNAS - Ran      *         *      *
 w/o bat                            19552GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Lunchbox      Mobile    19555GNLS - Ran      *         *      *
 w/o bat                            19552GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Lunchbox      Mobile    19553GNLS - Ran      *         *      *
 w/bat                              19552GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Soft Pak      Mobile    19503GNSB - Ran      *         *      *
 w/o bat                            19563GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Soft Pak      Mobile    19562WNSS - Ran      *         *      *
 w/bat                              19552GNLS - Zero
-----------------------------------------------------------------------------
4900 Mobile Tote          Mobile    19502GNMB - Ran      *         *      *
 Mobile                             19550GNMS - Zero
-----------------------------------------------------------------------------
4900 Mobile Standard      Mobile    19551GNMS - Ran      *         *      *
 Mobile                             19550GNMS - Zero
-----------------------------------------------------------------------------
4900 Mobile Deluxe        Mobile    19599GNMD - Ran      *         *      *
 Mobile
-----------------------------------------------------------------------------
ST#000                    3000      80918WNBP - Ran      *                *
(StarTAC)                           80919WNBP - Zero
-----------------------------------------------------------------------------
ST3000                    3000      81146WNBP - Ran      *         *      *
(StarTAC) w/vib                     81147WNBP - Zero
-----------------------------------------------------------------------------
ST3000                    3000      81140WNBP - Ran      *                *
(StarTAC)                           81141WNBP - Zero
w/vib & Lilon bat
------------------------------------------------------------------------------

              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  TDMA PRODUCT


Marketing                   DP Segment             Model            List            Invoice
Name                           Name                Number          Pricing  RB  SP   Price
--------------------------------------------------------------------------------------------
ST7790                    HURRICANE        80974STBP - Ran         *            *   *
(StarTAC) Standard        SB NON-          80977STBP - Zero
                          TARGET /
                          T WEAR 800
--------------------------------------------------------------------------------------------
ST7790 (StarTAC)          HURRICANE        80980STBD - Ran         *                *
 Deluxe                   SB NON-          80981STBD - Zero
                          TARGET /
                          T WEAR 800
--------------------------------------------------------------------------------------------
ST 7797 (StarTAC)         ZEPPO DB         80982STBP - Ran         *            *   *
                          NON-             82144STBP - Zero
ST7897                    TARGET
                          T WEAR
                          MULTIBAND
--------------------------------------------------------------------------------------------
T8097 (StarTAC)           ZEPPO            80508SFBP - Ran         *            *   *
                          KOOL99           80506SFBP - Zero
T8197                     TALKABOUT
--------------------------------------------------------------------------------------------
P8097 (StarTAC)           ZEPPO            80507SFBP - Ran         *            *   *
                          KOOL99           80505SFBP - Zero
P8197                     TIMEPORT
--------------------------------------------------------------------------------------------
ST7790i (StarTAC)         HURRICANE        82153STBP - Ran         *            *   *
                          SB NON-          82159STBP - Zero
ST7890                    TARGET /         82193STBS - Aux Bat
                          T WEAR 800
--------------------------------------------------------------------------------------------
T8090 (StarTAC)           HURRICANE        80608STBP - Ran         *            *   *
                          KOOL99           80606STBP - Zero
T8190                     TALKABOUT
--------------------------------------------------------------------------------------------
P8090 (StarTAC)           HURRICANE        80607STBP - Ran         *            *   *
                          KOOL99           80605STBP - Zero
P8190                     TIMEPORT
--------------------------------------------------------------------------------------------
ST7790si                  HURRICANE        82167STBP - Ran         *            *   *
                          SB NON-          82171STBP - Zero
                          TARGET /
--------------------------------------------------------------------------------------------
                          T WEAR 800
P8090                     SABRE
                          KOOL99
                          TIMEPORT
--------------------------------------------------------------------------------------------
T8090                     SABRE
                          KOOL99
                          TALKABOUT
--------------------------------------------------------------------------------------------
M3097                     TDMA             87993STCE - Ran         *            *   *
                          Multiband Mod    87990STCE - Zero
M Series                  2.0
--------------------------------------------------------------------------------------------
M3090                     TDMA800          87999STCE - Ran         *            *   *
                          Mod 2.0          87996STCE - Zero
M Series
--------------------------------------------------------------------------------------------
T2297                     MOD3.0           88213STCE - Ran Blk     *            *   *
                          SHARK            88233STCE - Zero Blk
Mod III Series            TALKABOUT        88238STCE - Ran Blue
                                           88257STCE - Zero Blue
--------------------------------------------------------------------------------------------
T2290                     MOD 3.0          88210STCE - Ran Blk     *            *   *
                          SHARK            88230STCE - Zero Blk
Mod III Series            TALKABOUT        88236STCE - Ran Blue
                                           88254STCE - Zero Blue
--------------------------------------------------------------------------------------------
V2297                     Mod 3.0          88203STCE - Ran Blk     *            *   *
                          SHARK V.         88223STCE - Zero Blk
                                           88228STCE - Ran Putty
V2397                     Shark 2.0        88247STCE - Zero Putty
--------------------------------------------------------------------------------------------




              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


Marketing                   DP Segment             Model            List            Invoice
Name                           Name                Number          Pricing  RB  SP   Price
--------------------------------------------------------------------------------------------
V2290                     Mod 3.0          88200STCE - Ran Blk     *            *   *
                          SHARK V.         88220STCE - Zero Blk
V2390                                      88226STCE - Ran Putty
                          Shark 2.0        88244STCE - Ran Putty
--------------------------------------------------------------------------------------------
Leap II P7397 L Series    PANTHER                                                   *

V8097 V Series            PHOENIX          89601GTBE - Ran                          *
                                           89602GTBE - Zero
--------------------------------------------------------------------------------------------
T3097                     MOD4.0                                                    *
                          TARPON
Mod IV Series             TALKABOUT
--------------------------------------------------------------------------------------------
V3097                     MOD4.0                                                    *
                          TARPON V.
Mod IV Series
--------------------------------------------------------------------------------------------
T3090                     MOD4.0                                                    *
                          TARPON
Mod IV Series             TALKABOUT
--------------------------------------------------------------------------------------------
P3090                     MOD4.0                                                    *
                          TARPON V.
Mod IV Series
--------------------------------------------------------------------------------------------

TDMA/GSM Comb.            NOT in DP                                                 *
--------------------------------------------------------------------------------------------
                          V., Camelot2                                              *
--------------------------------------------------------------------------------------------
                          V., V.SE01                                                *
--------------------------------------------------------------------------------------------
                          TP,                                                       *
                          Felix Ref
                          (Hobbes)
--------------------------------------------------------------------------------------------
                          TP,                                                       *
                          TPSW01
--------------------------------------------------------------------------------------------
                          TA,TA02ht                                                 *
--------------------------------------------------------------------------------------------


              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  CDMA PRODUCT


Marketing             DP Segment          Model         List            Invoice
Name                     Name            Number        Pricing  RB  SP   Price
-------------------------------------------------------------------------------------------
SC3160               Telson         81998GCXB - Gen    *            *   *
                     SC3160         81976GCXB
                     Series
-------------------------------------------------------------------------------------------

ST7860 (StarTAC)     Manta/Jaws     80805GJBP - Gen    *            *   *
                                    80816GJBP
-------------------------------------------------------------------------------------------
P8160 (StarTAC)      Manta/Jaws     80899GJBP - Gen    *            *   *
                                    80878GJBP
-------------------------------------------------------------------------------------------
T8160 (StarTAC)      Manta/Jaws     80898GJBP - Gen    *            *   *
                                    80878GJBP
-------------------------------------------------------------------------------------------
ST7867 (StarTAC)     Cwear/Caliber  80701GKBP - Gen    *            *   *
                                    80714GKBP
-------------------------------------------------------------------------------------------
T8167                Caliber        80780GKBP - Gen    *            *   *
                     Kool 99        80774GKBP
-------------------------------------------------------------------------------------------
P8167                Caliber        80790GKBP - Gen    *            *   *
                     Kool 99        80775GKBP
-------------------------------------------------------------------------------------------
V Series             KRV - V8160    89844GJBP - Blk    *            *   *
V8160                               89832GJBP - Blue
w/browser                           89833GKBP - Ttn
                                    89811GJBP - Blk
                                    89837GJBP - Blue
                                    89835GJBP - Titn
                                    89834GJBP - Gray
-------------------------------------------------------------------------------------------
V Series             KRV - V8162    89808GKBP - Gray   *            *   *
V8162                               89810GKBP - Blue
w/browser                           89820GKBP - Titn
-------------------------------------------------------------------------------------------
ST7868W              Raven          89701GHBP - Gen    *            *   *
(StarTAC)            DB/TM          89702GHBP
-------------------------------------------------------------------------------------------
ST7868W              Reave          89750GHBP- Gen     *            *   *
(StarTAC)            DB/TM
-------------------------------------------------------------------------------------------
T8367                Raven          89723GHBP - Gen    *            *   *
(StarTAC)            DB/TM          89724GHBP
                     Kool 99
-------------------------------------------------------------------------------------------
T8367                Raven          89734GHBP - Gen    *            *   *
(StarTAC)            DB/TM          89713GHBP
                     Kool 99
-------------------------------------------------------------------------------------------
P8367                Raven          89734GHBP - Gen    *            *   *
(StarTAC)            DB/TM          89713GHBP
                     Kool 99
-------------------------------------------------------------------------------------------
Mod III              CDMA           89910GKCP - Blk    *            *   *
T2267                Shark          89918GKCP - Blue
                     Multiband
-------------------------------------------------------------------------------------------
Mod III              CDMA           89904GKBP - Putty  *            *   *
V2267                Shark
                     Multband
-------------------------------------------------------------------------------------------
Mod III              CDMA           89907GJCP - Blk    *            *   *
T2260                Mod 3 Shark    89913GJCP - Blue
                                    89947GJCP - Blk
                                    89940GJCP - Blue
-------------------------------------------------------------------------------------------
Mod III              CDMA           89901GJCP - Blk    *            *   *
V2260                Mod 3 Shark    89932GJCP - Putty
                                    89903GJCP - Blk
                                    89933GJCP - Putty
-------------------------------------------------------------------------------------------
Viper                CDMA                                               *
V                    Phoenix
                     Multiband
-------------------------------------------------------------------------------------------


              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


Marketing             DP Segment          Model         List            Invoice
Name                     Name            Number        Pricing  RB  SP   Price
-------------------------------------------------------------------------------------------
Leap II              CDMA                                               *
P                    Panther
                     Multiband
-------------------------------------------------------------------------------------------
Mod 4.0              Mod. 4                                             *
V                    Tarpon
                     V.
                     Multiband
-------------------------------------------------------------------------------------------
Mod 4.0              Mod 4                                              *
T                    Tarpon
                     Talkabout
                     Multiband
-------------------------------------------------------------------------------------------
                     V.,                                                *
                     Camelot 2
-------------------------------------------------------------------------------------------
                     TA,                                                *
                     TA02ht
-------------------------------------------------------------------------------------------
                     TP,                                                *
                     TPSW01
-------------------------------------------------------------------------------------------
                     V.,                                                *
                     V.NE01
-------------------------------------------------------------------------------------------
                     V.,                                                *
                     V.SE01
-------------------------------------------------------------------------------------------



              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                 ATTACHMENT B
                             TERMS AND CONDITIONS

1.   Products and Prices.  Products and prices hereunder are listed in
     -------------------
Attachment A. Motorola may change Attachment A from time to time upon prior written notice to Buyer. This Agreement is for sales of Products only and does not create any obligation on Motorola with respect to any other products or services of Motorola's Personal Communications Sector or any other division, group or sector of Motorola.

2.   Annual Volume Commitment. Buyer agrees that its prices are based upon an
     --------------------------
Annual Volume Commitment stated on the first page of this Agreement, which will be negotiated in good faith on an annual basis thereafter between Buyer and Motorola. Buyer will use its best efforts to take delivery at least the minimum number of units stated in the Annual Volume Commitment. Products may be aggregated to reach the Annual Volume Commitment ("Volume Commitment").

     On a quarterly basis Motorola and Buyer will meet to evaluate Buyer's performance with respect to its purchases of Products primarily on the basis of Buyer's attainment of the Volume Commitment. If an evaluation indicates that Buyer purchases will be less than the quantity agreed to in the Volume Commitment, Motorola and Buyer agree to work together to develop a mutually agreeable plan for Buyer to increase sales of the Product. Should a second consecutive evaluation indicate that Buyer is still not able to meet its Volume Commitment, Motorola shall have the right to terminate this Agreement on thirty
(30) days written notice.

     In the event Motorola decreases Buyers Territory or is unable to deliver Product in accordance with Buyer's Purchase Orders as accepted by Motorola and such actions by Motorola substantially impacts Buyer's ability to meet its Annual Volume Commitment, Motorola agrees to negotiate in good faith the subject quantities and deliveries with Buyer and to amend Buyer's Annual Commitment accordingly. In such event, low volume performance will no longer be grounds for termination of this Agreement by Motorola.

3.   Forecasts and Purchase Orders.  The goal of both parties hereto is to fully
     -----------------------------
incorporate and implement the Collaboration, Planning, Forecasting and Replenishment Plan ("CPFR"), as hereinafter defined, by April 1, 2001. Until such time as the CPFR is fully implemented, the parties agree to collaborate together on the forecasting and Product ordering requirements to ensure the availability of Product to Buyer.

     Once the CPFR is implemented and operational, Motorola agrees to sell and Buyer agrees to purchase all Product specified in Purchase Orders tendered by Buyer in accordance with the CPFR as it may be amended from time to time by the mutual agreement of the parties. The CPFR identifies the collaborative planning, forecasting, and replenishment processes that the parties will use, define the requirements and responsibilities of the parties, and is incorporated herein by reference at the times set forth therein.

     The only effect of any terms and conditions in Buyer's Purchase Orders or elsewhere will be to request the time and place of delivery, identify the Product model, and number of units to be delivered (and once implemented in accordance with the CPFR) and will not change, alter or add to the terms and conditions of this Agreement in any other way. Motorola's invoice also will not change the terms and conditions of this Agreement.

4.   Payment Terms.  Motorola shall invoice Buyer at the time of delivery and
     -------------
Payment will be due within thirty (30) days after the date of invoice.

5.   Inventory Reporting.  Buyer shall furnish Motorola with accurate monthly
     -------------------
reports of Buyer inventory and Sell Thru (by major product category) of Products. Each such inventory and Sell Thru report shall be received by Motorola no later than the first Thursday following the last Saturday of each calendar month and shall include all inventories maintained by Buyer and its affiliates, including inventories maintained by major agents or at drop ship distribution points.

     On a monthly basis Motorola and Buyer will meet to review Buyer's Inventory including Products that are overstocked and slow moving, and Buyer's marketing and sales plans. For those Product models that are in inventory for more than 90 days and where appropriate, Motorola agrees to work with Buyer to develop a mutually agreeable plan to sell said Products.

6.   Deliveries.  All deliveries are FOB Motorola's plant. Title to the Products
     ----------
and risk of loss will pass to Buyer at the FOB point. Motorola's invoicing and shipment of Buyer's purchase orders will be subject to Motorola's approval of Buyer's credit. Buyer will provide Motorola with such financial information as Motorola reasonably requests to establish and maintain such credit approval. Motorola reserves the right to change Buyer's credit limit or require different credit terms, including but not limited to requiring that Buyer provide a letter of credit acceptable to Motorola or that Buyer pay orders in advance, as a condition of accepting any orders and/or shipping Products. Until such time as the CPFR is implemented, Motorola shall have a fifteen (15) day grace period after Buyer's requested shipment date to ship Product. Should Motorola fail to ship Product within said grace period, Buyer may cancel said Purchase Order.

7.   Price Protection.  During the Initial Term, if Motorola reduces the price
     ----------------
of a particular model of Product, then Motorola will credit Buyer's account an amount equal to the difference between the old and the new net purchase price (in each case, invoice price less rebate and any promotional amounts) multiplied by the number of such Product units purchased from Motorola which were shipped within forty five (45) days prior to the new price effective date ("Eligible Products"). Eligible Products shall not include any close out products (except as provided for below) or any Products Buyer purchases on special promotion.

     If Motorola sells or offers to sell close-out Products in the United States at a price lower than that charged to Buyer for similar quantities of such Products, or upon more favorable terms than provided to Buyer, Motorola shall provide the lower price or the more favorable terms to Buyer for all close-out Products ordered by Buyer within forty-five (45) days of the date such lower prices or more favorable terms were offered or provided to such third party. Such amount or terms will be credited or provided within thirty (30) days after the new price effective date, and shall apply to future orders of close-out Products.

8.   Distribution.  Buyer shall be a non-exclusive distributor of the Products
     ------------
in the United States (Buyer's "Territory") and may not distribute Product outside of its Territory under this Agreement. Buyer is free to sell to its customer, however, Motorola reserves the right to continue to sell directly to certain accounts listed in Attachment D ("Motorola Accounts"), as it may be amended from time to time by Motorola at its sole discretion. Motorola shall provide Buyer thirty (30) days' advance notice of such amendment and agrees to meet with Buyer to discuss said additions or deletions to said Attachment D. Buyer agrees that any sales it makes to a Motorola Accounts shall not be considered in the evaluation of Buyer's Annual Commitment.

     Buyer shall not knowingly transship, sell, or otherwise transfer Products outside its Territory. Buyer agrees to incorporate this limitation into all of its agent and distributor equipment agreements as a condition to the resale of the Products and shall use its best commercial effort to enforce same. Product sales within the Territory, without transshipment, is a material condition to Buyer's rights under this Agreement. It is agreed that any direct or indirect distribution, transshipment and/or sale of the Products outside the Territory by Buyer or others purchasing through Buyer with Buyer having actual knowledge or consent will be a material breach of this Agreement and will result in irreparable injury to Motorola for which money damages will not be adequate. Accordingly, in the event of such breach the parties agree that Motorola, in addition to any other remedies it may have at law and/or in equity, including but not limited to termination of this

Agreement in whole or in part, may reject some or all purchase orders from Buyer for any model or models of Product until Buyer can demonstrate that Buyer has instituted policies and procedures to prevent any such occurrences in the future. Buyer agrees to use its best efforts to promote the distribution and sale of the Products purchased hereunder, which efforts will be no less favorable to Motorola than Buyer's efforts to promote the distribution and sale of any other wireless voice subscriber units.

9.   Force Majeure. Neither party hereto will be liable to the other party for
     -------------
any delay or failure to perform due to any cause beyond its reasonable control. Causes include but are not limited to strikes, acts of God, acts of the Buyer, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier, or delays in FCC frequency authorization or license grant. The delivery schedule will be considered extended by a period of time equal to the time lost because of any excusable delay.

10.  Warranty.  Motorola warrants each Product only to the original subscriber
     --------
buyers or lessees only in accordance with the Limited Warranty that Motorola ships with such Product, and makes no representation or warranty of any other kind, express or implied. EXCEPT AS OTHERWISE PROVIDED IN THE LIMITED WARRANTY, MOTOROLA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. If any Product is defective at time of delivery to Buyer, Buyer's sole remedy will be to return the Product to Motorola for replacement or repair, as determined solely by Motorola.

11.  Patent and Copyright Indemnification. Motorola agrees to defend, at its
     ------------------------------------
expense, any suits against Buyer based upon a claim that any Product(s) furnished hereunder by Motorola directly infringes a valid U.S. patent or copyright or misappropriates a trade secret and to pay costs and damages finally awarded based upon such claim in any such suit, provided that Motorola is: (1) promptly notified by Buyer in writing as soon as reasonably practicable after Buyer first became aware of the claim of infringement or misappropriation, but in no event later than within 15 days of the date on which Buyer first received notice of such claim; and (2) at Motorola's request and expense is given sole control of the suit and all reasonably requested assistance for defense of same. Motorola shall not be liable for any settlement made Without its written consent. If the use or sale of any Product(s) furnished under this Agreement is enjoined as a result of such suit, Motorola at its option and at no expense to Buyer, will: (1) obtain for Buyer the right to use or sell such Product(s); (2) substitute an equivalent product reason ably acceptable to Buyer and extend this indemnity thereto, or (3) accept the return of the Product(s) and reimburse Buyer the purchase price therefore, less a reasonable charge for prior use, if any, of the Product(s). If the infringement is alleged prior to completion of delivery of the Product(s), Motorola shall have the right to decline to make further shipments without being in breach of contract; provided, however, that the number of Products subject to the halted shipments shall count towards the fulfillment of Buyer's Volume Commitment.

     This indemnity does not extend to any suit based upon any infringement or alleged infringement arising from Product(s) furnished by Motorola that are: (1) altered in any way by Buyer or any third party if the alleged infringement would not have occurred but for such alteration; (2) combined with any other products or elements not furnished by Motorola if the alleged infringement would not have occurred but for such combination; or (3) designed and/or manufactured in accordance with Buyer's designs, specifications, or instructions if the alleged infringement would not have occurred but for such designs, specifications, or instructions. In no event shall Motorola indemnify Buyer or be liable in any way for royalties payable based on a per use basis, or subscriber revenues derived by Buyer there from, or any royalty basis other than a reasonable royalty based upon revenue derived by Motorola from Buyer from sales or license of the infringing Product(s).

     THE INDEMNITY PROVIDED IN THIS SECTION IS THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF MOTOROLA AND THE REMEDIES PROVIDED IN THIS SECTION SHALL BE BUYER'S EXCLUSIVE REMEDIES AGAINST MOTOROLA FOR PATENT, COPYRIGHT INFRINGEMENT OR TRADE SECRET MISAPPROPRIATION, WHETHER DIRECT OR CONTRIBUTORY, AND IS PROVIDED IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY IN REGARD THERETO, INCLUDING, WITHOUT LIMITATION, THE WARRANTY AGAINST INFRINGEMENT SPECIFIED IN THE UNIFORM COMMERCIAL CODE.

12.  Product Liability Indemnity.  Motorola agrees to defend, at its expense,
     ---------------------------
any suits against Buyer based upon a claim by a third party that a material defect in any Product(s) furnished hereunder by Motorola caused death or bodily injury to any person and to pay costs and damages finally awarded based upon such claim in any such suit; provided that Motorola is: (1) notified by Buyer in writing within fifteen (15) days of the date on which Buyer first received notice of the claim; and (2) at Motorola's request and expense is given sole control of the suit and all requested assistance for defense of same. Motorola shall not be liable for any settlement made without its written consent.

     This indemnity does not extend to any suit based upon death or bodily injury arising from Product(s) furnished by Motorola that are: (1) altered in any way by Buyer or any third party if the alleged death or bodily injury would not have occurred but for such alteration; (2) combined with any other products or elements not furnished by Motorola if the alleged death or bodily injury would not have occurred but for such combination; or (3) designed and/or manufactured in accordance with Buyer's designs, specifications, or instructions if the alleged death or bodily injury would not have occurred but for such designs, specifications or instructions.

     THE INDEMNITY PROVIDED IN THIS SECTION IS THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF MOTOROLA AND THE REMEDIES PROVIDED IN THIS SECTION SHALL BE BUYER'S EXCLUSIVE REMEDIES AGAINST MOTOROLA FOR CLAIMS BY THIRD PARTIES FOR DEATH OR BODILY INJURY AND IS PROVIDED IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY IN REGARD THERETO.

13.  Taxes.  Except for the amount, if any, of state and local tax stated in the
     -----
Agreement, the prices set forth herein are exclusive of any amount for Federal, State and/or Local excise, sales, use, property, retailer's, occupation or any other assessment in the nature of taxes however designated, on the products and/or services provided under this Agreement. If any such excluded tax (exclusive of any taxes measured by Motorola's net income or taxes based on Motorola's gross receipts or based on Motorola's franchise) is determined to be applicable to this transaction, or to the extent Motorola is required to pay or bear the burden thereof, such tax will be added to the prices set forth herein and paid by Buyer. Personal property taxes assessable on the products will be the responsibility of Buyer. In the event Buyer claims exemption from sales, use or other such taxes under this Agreement, Buyer will provide Motorola with an exemption certificate or other evidence to establish Buyer's exempt status, and will hold Motorola harmless of any subsequent assessments levied by a proper taxing authority for such taxes, including interest, penalties, and late charges.

14.  Motorola Assistance. Motorola's warranty will not be enlarged, and no
     -------------------
obligation or liability will arise out of Motorola's rendering of support, technical advice, facilities or service in connection with Buyer's purchase of the products furnished. Motorola will assign to Buyer a Marketing Representative to assist Buyer in marketing and sales of the Products.

15.  Limitation of Liability. EXCEPT AS PROVIDED FOR OTHERWISE HEREIN,
     -----------------------
MOTOROLA'S TOTAL LIABILITY FOR ANY AND ALL COSTS, DAMAGES, CLAIMS, INDEMNIFIABLE CLAIMS,

OR LOSSES WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR PRODUCT(S) SUPPLIED UNDER THIS AGREEMENT IS LIMITED TO THE AGGREGATE AMOUNT PAID BY BUYER TO MOTOROLA IN CONNECTION WITH THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED AND IN NO EVENT SHALL MOTOROLA BE LIABLE TO PAY BUYER OR ANYONE CLAIMING ON BEHALF OF BUYER ANY AMOUNTS IN EXCESS OF SUCH AMOUNT. IN NO EVENT WILL MOTOROLA BE LIABLE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, FOR ANY INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR ANY LOSS OF USE, LOSS OF TIME, INCONVENIENCE, COMMERCIAL LOSS, OR LOST PROFITS, SAVINGS, OR REVENUES TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW.

16.  Logos And Trademarks.  In order that each party may protect its trademarks,
     --------------------
trade names, corporate slogans, corporate logo, goodwill and product designations, neither party will have any right to use the marks, names, slogans or designations of the other party hereto in the sales, lease or advertising of any products or on any product container, component part, business forms, sales, advertising and promotional materials or other business supplies or material, whether in writing, orally or otherwise, except upon express prior written consent of such other party. Notwithstanding the foregoing and subject to Motorola's prior approval, Motorola hereby grants to Buyer a non-exclusive, non-transferable, royalty free license to use the Motorola name, logo and Product images on Buyer's web sites in connection with the marketing and sale of the Products in the Territory.

17.  Party Relationship.  Each party will be deemed to be an independent
     ------------------
contractor and not an agent, joint venturer, or representative of the other, and neither party may create any obligations or responsibilities on behalf of or in the name of the other. Under no circumstances may Buyer hold itself out to be a partner, employee, franchisee, representative, servant or agent of Motorola. Buyer will not impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of Motorola, other than as expressly provided herein.

18.  Waiver.  The failure of either party to insist in any one or more
     ------
instances, upon the performance of any of the terms or conditions herein or to exercise any right hereunder will not be construed as a waiver or relinquishment of the future performance of any such terms or conditions or the future exercise of such right but the obligation of the other party with respect to such future performance will continue in full force and effect.

19.  Term and Termination.
     --------------------

     19.1 Term. The "Initial Term" of this Agreement will be from the Effective Date hereof through December 31, 2002. Thereafter this Agreement will continue in effect beyond the Initial Term until terminated by either party upon sixty (60) days' prior written notice to the other (collectively with the Initial Term, the "Term"). Notwithstanding any number of renewals, this Agreement will be deemed a fixed term agreement and not an agreement of indefinite term. Nothing contained in this Agreement will be deemed to create any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions contained herein. Buyer understands that Motorola intends to review its distribution strategy and the terms and conditions of this Agreement on an ongoing basis and may require execution of a mutually agreeable amended form of this Agreement as a condition of renewal.

     19.2 Termination for Default. In the event that either party is in breach of any of the terms or conditions of this Agreement and such breach continues for a period of thirty (30) days after the non-breaching party has given the breaching party written notice of such breach, then subject to the other terms and conditions of this Agreement, the non-breaching party, in addition to other rights and remedies it may have in law or equity, will have the right to immediately terminate this Agreement without any liability whatsoever. Additionally, either party may terminate this Agreement immediately if the other party: (i) assigns any of its rights under this Agreement without the prior written consent of the other party; (ii) fails to make any payment when due; (iii) makes an assignment for the benefit of its creditors, or a receiver, trustee in bankruptcy or similar officer is appointed to take charge of its assets; (iv) files for relief under state or federal bankruptcy laws or has an involuntary petition filed against it not dismissed within 30 days; (v) discloses terms of this Agreement in violation of Paragraph 26 below; or (vi) has A change in ownership of a majority of its then outstanding ownership interests.

     19.3 Effect of Termination. Upon termination of this Agreement for any reason: (i) Motorola shall be relieved of any obligations to pay any Bonuses or distribute any uncommitted Advertising/Promotional funds and to make any shipments hereunder and may cancel all of Buyer's unshipped orders for Products, regardless of previous acceptance by Motorola of such orders, and Motorola shall have no obligation or liability to Buyer or any other party in connection with such cancellations; (ii) all outstanding invoices to Buyer and other amounts due to Motorola from Buyer shall become immediately due and payable, and each invoice not yet submitted to Buyer for Products shipped prior to termination will be due and payable immediately upon submission of such invoice to Buyer;
(iii) Buyer will immediately discontinue any use of all Motorola names and trademarks in association with the Products, as well as any other combination of words, designs, trademarks or trade names that would indicate that Buyer is or was an authorized distributor of the Products; (iv) within five (5) working days after termination, Buyer will deliver to such address as Motorola will specify all Motorola property, including, but not limited to, all equipment, customer data, software items, catalogs, drawings, designs, engineering phot6graphs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Buyer's possession along with all copies thereof; and (v) Motorola shall have no liability for any damages or compensation due to termination of this Agreement including, without limitation, possible claims under state franchise law, claims for loss of present or future profits, reimbursement for any investments or expenditures made in connection with this Agreement, or for any goodwill of a business. Motorola's acceptance of any Purchase Order by Buyer for Products after the termination of this Agreement will not be construed as a renewal or extension of this Agreement, nor as a waiver of termination of this Agreement. Any such accepted Purchase Order shall be governed by the terms and conditions of this Agreement.

     19.4 Survival of Terms. The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties will so survive the completion of performances and termination of this Agreement, including without limitation the making of any and all payments due under this Agreement.

20.  U.S. Government Sales.  In the event that Buyer elects to sell PCS products
     ---------------------
to a governmental entity, Buyer does so solely at its own option and risk. Except as Motorola PCS expressly accepts specific terms in writing, Motorola PCS makes no representations with respect to the ability of its goods, services or prices to satisfy any statutes, regulations, or provisions relating to such governmental sales.

21.  Confidentiality.  Both parties hereto recognize the confidentiality this
     ---------------
Agreement and of any pricing information contained therein and agree to not disclose same to third parties during the term of this agreement, unless required by judicial or administrative order and only after providing the other party notice thereof.

22.  Dispute Resolution.  The parties agree that any claims or disputes will be
     ------------------
submitted to nonbinding mediation prior to initiation of any formal legal process provided, however, that this provision shall not preclude either party from resorting to judicial proceedings if (i) good faith efforts to resolve the dispute under mediation are unsuccessful; or (ii) the claim or dispute relates to intellectual property rights; or (iii) interim relief from a court is necessary to prevent serious and irreparable injury to the party.

23.  Notices.  All notices required under this Agreement (other than purchase
     -------
orders, invoices and notices under Paragraphs 2 or 3 above) will be sent by fax, overnight courier or registered or certified mail to the, appropriate party at its address stated on the first page of this Agreement (or to a new address if the other has been properly notified of the change). If to Motorola, the notice must be addressed to General Manager, Pan American Cellular Subscriber Sector. If to Buyer, the notice must be addressed to General Counsel. A notice will not be effective until the addressee actually receives it.

24.  Quarterly Business Meetings.  Motorola on a quarterly basis shall meet and
     ---------------------------
confer with Buyer, and Buyer's key customers, to inform them of Motorola's future product planning and development processes.

25.  Advertising and Promotional Funds.  By January 1, 2001, Motorola shall
     ---------------------------------
establish and make available to Buyer funds for the purpose of supporting (i) marketing programs for specific Products, (ii) sell-through initiatives programs, and (Iii) point-to-point sales material and literature (the "Plan"). The funds shall be distributed pursuant to the terms and conditions of the Plan, as same may be revised from time to time by Motorola. Upon termination of this Agreement for any reason, all distribution of uncommitted funds accrued under the Plan will be canceled.

26.  General.  Except as otherwise expressly permitted hereunder, no alterations
     -------
or modifications of this Agreement will be binding upon either Buyer or Motorola unless made in writing and signed by an authorized representative of each party. If any term or condition of this Agreement will to any extent be held by a court or other tribunal to be invalid, void or unenforceable, then that term or condition will be inoperative and void insofar as it is in conflict with law, but the remaining rights and obligations of the parties will be construed and enforced as if this Agreement did not contain the particular term or condition held to be invalid, void or unenforceable. Buyer may not assign any of its rights under this Agreement or appoint any subdealers or other agents or representatives (other than its employees) to distribute and market the Products without Motorola's prior written approval. Except as otherwise required by applicable law, neither party may disclose the terms of this Agreement to any other party without the prior written consent of the other party hereto, provided that a party may make such disclosure upon order of a court of competent jurisdiction subject to first providing the other party hereto with prompt written notice of such court order to allow the other party to seek relief from such order. In the event that a party so discloses without consent of the other party, or notice in the event of court ordered disclosure, the other party may immediately terminate this Agreement. This Agreement will be governed by the laws of the State of Illinois, without regard to conflict of laws rules of such State.

                                  ATTACHMENT C

                     Replace with Attach Accessories Terms

                                  Draft 111000

                           Exhibit A to Attachment C


                             Accessories and Price
                             ---------------------

                                  Draft 111000

                           Exhibit B to Attachment C


                          Accessories Limited Warranty
                          ----------------------------

                                  Draft 111000

                           Exhibit C to Attachment C

                             Platinum Plus Program
                             ---------------------


The Program is based on growth of Motorola Original Accessory purchases by Distributor. Motorola will reward Distributors on a Quarterly basis for their commitment to Motorola Original accessory sales and obtaining their assigned goals.

The program will be tracked and paid on a quarterly basis following the guidelines below. Each distributor will be assigned goals for each quarter of the calendar year, based initially on a Base Line and thereafter on its previous years Sales. The goals will be assigned by applying a seasonality factor to the previous years Sales. The program will be tracked and credits issued to Distributor on a quarterly basis following the guidelines below.


Accessories                                                    Credit

15% to 19% growth                                                                *

20% to 24% growth                                                                *

25% to 29% growth                                                                *

30% and larger                                                                   *
Credit % applied to Total Quarterly Accessory Sales to Calculate Platinum Credit
----------------------------------------------------------------------------------

The following is an Example of how the Program operates:

Step 1: Targets for 2000 are established based on Base Line of [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]:


                      2000 Distributor Goals required for Platinum Dollars

    Customer         Base Line       30% Growth      25% Growth      20% Growth      15% Growth
Distributor #1          *                *              *                *               *
-------------------------------------------------------------------------------------------------

Step 2:  Seasonality is applied to calculate the quarterly targets:


    Seasonality

 Q1    Q2   Q3   Q4
 *      *    *    *
-------------------

              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

Step 3:  Quarterly Targets are given to the distributor and tracked quarterly:


Quarter Targets          Q1              Q2              Q3              Q4             Total          Estimated
                                                                                                    Payments (year)

30% Growth               *                *               *              *                *               *

25% Growth               *                *               *              *                *               *

0% Growth                *                *               *              *                *               *
15% Growth               *                *               *              *                *               *
------------------------------------------------------------------------------------------------------------------

              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  Draft 111000

                           Exhibit D to Attachment C

                        Platinum Plus Worksheet for 2001
                        --------------------------------

1. Credits issued to Distributor on a quarterly basis following the guidelines below:


Accessories                                                    Credit

15% to 19% growth                                                                *

20% to 24% growth                                                                *

25% to 29% growth                                                                *

30% and larger                                                                   *
Credit % applied to Total Quarterly Accessory Sales to Calculate Platinum Credit
----------------------------------------------------------------------------------

2. Target Base Line is [TEXT OMITTED -CONFIDENTIAL TREATMENT REQUESTED] for
   Calendar Year 2001:

3.  Establish targets for next years growth based on growth over Base Line:


                Goals required for Platinum Dollars for Year 2001

 Customer    Base Line     30% Growth     25% Growth    20% Growth    15% Growth
                 *              *              *             *             *
---------------------------------------------------------------------------------

4.  Seasonality is applied to calculate the quarterly targets:


    Seasonality

 Q1    Q2   Q3   Q4
 *      *    *    *
-------------------

5.  Quarterly Targets for 2001 and estimated Total Payments if Targets are achieved:


Quarter Targets        Q1          Q2          Q3          Q4         Total        Estimated
                                                                                Payments (year)

30% Growth              *           *           *           *            *              *

25% Growth              *           *           *           *            *              *

20% Growth              *           *           *           *            *              *

15% Growth              *           *           *           *            *              *
----------------------------------------------------------------------------------------------

              *[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  Draft 111000

Although it is up to the customer's ultimate discretion in how the credits are used, it is mutually understood that the Platinum Plus dollars will be used to promote the sale of Motorola phones and accessories. Unclaimed Platinum Plus balances will not roll into the following quarter.

Examples uses of Platinum Plus Dollars:

     Direct Mail
     WEB Advertising/Sales
     Special Offers
     Point of Sale Material
     Sales Contests
     Demonstration Equipment
     Sales Meetings
     Print/Radio Advertising
     Training Material/Sessions
     Event Funding

                                  ATTACHMENT D

                               Motorola Accounts

Carrier Customers
-----------------
1.   AT&T
2.   Voice Stream
3.   Sprint
4.   ALLTEL
5.   Cingular
6.   Verizon

Retail Customers
----------------
1.   Radio Shack
2.   Circuit City
3.   Canada
4.   CableVision Elec (Wiz)
5.   Best Buy
6.   Staples
7.   The Good Guys
8.   Wireless Retail
9.   Grand Wireless
10.  Car Toys
11.  American TV
12.  Ultimate Electronics
13.  Cellmania
14.  Let's Talk Cellular
15.  Office Depot
16.  Magnolia Hi Fi

                                  Draft 111000

         Collaborative Planning, Forecasting and Replenishment Process
                                    Between
                        CellStar Ltd. and Motorola, Inc.


This Collaborative Planning, Forecasting and Replenishment Process (the "Process") between CellStar and Motorola outlines both parties requirements and intentions to comply with the logistics, customer service, ordering and replenishment processes. This Process is intended to outline the Collaboration, Planning, Forecasting and Replenishment processes that will be used and does not change or alter the terms and conditions of the Wireless Supply Agreement in place between the parties.

The Process will act as a roadmap for future enhancements to our service and an outline of both companies' intentions to pursue continuous improvement in supply chain excellence and replenishment methodologies. Therefore it is expected that this Process will be modified from time to time by the parties hereto.

I.   Scope of the Process

     1.   Purpose.  CellStar and Motorola agree to collaborate in key supply
          -------
          chain processes. The goal being to increase mutual efficiencies through dynamic information sharing, focus on common goals and measures, and commitment to continuous improvement of the process. Both parties recognize that there are many business processes, technological, and organizational changes required by this collaboration, and both parties commit to apply resources to make these changes in order to make our collaboration effective and meet our mutual goals.
     2.   Confidentiality.  Both parties commit here to absolute confidentiality
          ---------------
          in the use of information shared.
     3.   Objective.  Through this collaboration, the parties will seek to
          ---------
          increase service levels, increase sales, reduce business transaction costs, and improve the use of capital (esp. that involved in inventory), and facilitate trading partner relationships.

II.  Collaborative Planning, Forecasting and Replenishment Process Overview

     1.   Purpose. The purpose of the Process is to insure that accurate demand
          -------
          signals are efficiently communicated between parties and that the supply plan is aligned with the demand plan. The Process insures that deviations in demand or supply are quickly understood and adjustments are made to mitigate any negative impact to service levels.
     2.   Product Roadmap.  Motorola will supply a product roadmap on a
          ---------------
          quarterly basis to assist CellStar in providing a meaningful forecast within identified constraints.
     3.   New Product.  New Product introductions will not be included in this
          -----------
          Process for the first 90 days.
     4.   Collaborative Forecast.  A Collaborative Order Forecast will be
          ----------------------
          developed and agreed to on a monthly basis from inputs from both party's collaborative planning teams. This forecast reflects CellStar purchase plans from Motorola and Motorola's ability to supply said demand within defined time fences.
     5.   Frequency.  The Collaborative forecast will be generated on a monthly
          ---------
          basis by the second Friday of the calendar month. CellStar will provide a forecast by the first Friday of each month. The parties will develop a collaborative agreed upon order plan based on this forecast. This plan will be the basis for matching SSD to CRSD within the order tolerances discussed later in this document.
     6.   Time Fence. The forecast covers month I through month 18 counting from
          ----------
          the current month and will match the roadmap in product and time fence granularity:
          .  Months 0 - 3; weekly forecast at the SKU/Model level
          .  Months 4 - 5; monthly forecast at the SKU/model level
          . Months 7 - 12; monthly forecast at the product family/segment level . Months 13 - 18; quarterly forecast at the technology/aggregate level
     7.   Process Table.  Attachment I contains a diagram of the operation of
          -------------
          the Process.

III. Supply Reservation, Supply Upside, and Order Lead Time

     1.   Supply Reservation.  The Collaborative forecast will be utilized to
          ------------------
          reserve supply by Product. Motorola and CellStar will optimize the weekly ordering process to support fixed lead times resulting from improvements in collaborative forecast accuracy and planning.
     2.   Supply Upside.  For any increase in Product quantity over the
          -------------
          permitted deviation, Motorola shall have five (5) business days from receipt of notice to review the request and respond to CellStar on the availability of the capacity.
     3.   Order Lead Time.  Lead-time is set at 8 weeks after receipt of
          ---------------
          Purchase Order. The parties will strive to reduce this lead-time by improved planning and forecasting.

IV.  Order Process

     1.   Purchase Orders will be generated weekly and loaded on cw+8
          . Purchase Order CRDD dates should reflect 8 week Lead-Time. CRSD will be set to CRDD less four days (in general based on holidays or other factors, could be greater)
          . Motorola will match SSD=CRSD, providing 8 weeks Lead-Time is provided and consumption is within 10% of forecast through CW+8.
     2. Exceptions will be reviewed on the weekly call and handled on a case-by-case basis based on available capacity and the 8 week Lead-Time.

V.   Change Tolerance

     1. Motorola will support the following changes in quantity that are within the percentage tolerance levels without any changes to agreed upon lead-time:
          .  Current Month (CW+0 through CW+4) -- Orders are firm.
          . Month 2 (CW+5 through CW+8): Up to 10% increase or decrease will be supported over the amount forecasted the previous forecast period for the same month.

          . Month 3 - 6 (CW+9 through CW+26): Up to 20% increase or decrease will be supported in months 3 through 6 over the amount forecasted in the previous forecast period for the same month.

          . Month 7 - 18: Any change outside of the six-month planning horizon should be supported. Any large volume shifts may necessitate inclusion into the Motorola official S&OP process.
     2.   Increases Over Tolerance. Motorola will respond to any requested
          ------------------------
          quantity increase in excess of the tolerances within five (5) business days of receiving notice.

VI.  Goals

     1. Motorola's goal is to maintain 95% on-time delivery (within five days) to committed ship dates based upon the reserved forecasted quantities developed by the CPFR process.
     2. Customer's goal is to consume the forecast through orders within tolerances identified above. In the event that these limits will be short or exceeded, the respective party will notify the other as soon as possible, and together will determine a resolution plan. In recognition of the spirit of this agreement, both parties agree to commit the resources and systems necessary to maintain the "upstream" planning processes, which will in turn allow the timely identification and resolution of potential issues.

VII  Communications and Review

     1.   Mutual Commitment.  Both parties commit to the process of continuous
          -----------------
          improvement in addressing the transactional relationship and fulfillment process. Based on these commitments, the parties will establish the schedule below for communications and review.
     2.   Weekly Update and Review.  The parties will have a weekly conference
          ------------------------
          to discuss short-term performance issues and improvements.
     3.   Monthly Forecast Collaboration.  The parties will collaborate on an
          ------------------------------
          eighteen (18) month rolling forecast to plan our mutual business together.
     4.   Monthly Performance Reports.  On a monthly basis, the parties will
          ---------------------------
          review the past month's performance and year-to-date performance with regard to meeting the goals identified herein.
     5.   Quarterly Scorecard. Motorola and CellStar will a2ree on a regular
          -------------------
          quarterly meeting with the executive sponsors to review performance and chart resolution and future steps.

VII  General Information

     1.   Resolution of Disagreements.  In the event of a disagreement, the
          ---------------------------
          ultimate process owners will have final say over the sales forecast, order forecast, and order generation if intermediate efforts at resolution are not successful. All other disagreements will be handled by a meeting of the leaders of the affected functional areas, and ultimately the Process agreement owners.
     2.   Cancellation. The Process can be cancelled -at anytime with proper
          ------------
          notification from Motorola or customer, typically within manufacturer lead-time of products. Reasons for cancellation are, but not limited to, technology changes, or partnering program is not continuing to show improvements, etc.
     3.   Agreements Review Cycle.  This Process will be reviewed each quarter
          -----------------------
          starting in January2001, and the undersigned will reaffirm the effectiveness of the process by renewing the agreement.

IN WITNESS WHEREOF, the parties have agreed to enter into the Process and each has caused this document to be executed by their duly authorized representatives.

Motorola Inc.                               CellStar, Ltd.



By:                                         By:
      ------------------------------              -----------------------------
Name:                                       Name:
      ------------------------------              -----------------------------
Title:                                      Title:
      ------------------------------              -----------------------------
Date:                                       Date:
      ------------------------------              -----------------------------

                                  Draft 111000

                         Attachment 1 -- Process Table
                         -----------------------------


Forecast Format and Parameters
Both Parties agree monthly within the format and parameters of the collaborative forecast

                                Current Month       CM+1       CM+2        CM+3       CM+4     CM+5    CM+6     CM+7 to    CM+13 to
                                    (M0)            (M1)       (M2)        (M3)       (M4)     (M5)    (M6)     CM+12       CM+18
Both         Collaborative          As per order book                   Collaborative Forecast              Sales Forecast
               Forecast
------------------------------------------------------------------------------------------------------------------------------------
AWS            Quantity         Order Book = collaborative               Collaborative Forecast                Sales Forecast
              Commitment                                                     (unconstrained)                    (unconstrained)
------------------------------------------------------------------------------------------------------------------------------------
Motorola      Delivery          Order book     Order book =            Order book = collaborative       Sales Forecast; all SSD=CRSD
             Commitment            =         collaborative              forecast;  SSD=CRSD + 20%
                               collaborative      forecast;
                                 forecast;       SSD=CSRD
                                   SSD=            +/-1%
                                   CRSD
------------------------------------------------------------------------------------------------------------------------------------
Both          Forecast                           Weekly at SKU/                      Monthly at SKU/       Monthly at  Quarterly at
               Details                            model detail                         model detail         product      the TAM/
                                                                                                            family/     technology
                                                                                                         segment level     level
------------------------------------------------------------------------------------------------------------------------------------
Order and Forecast tolerance limits are at the SKU/Model level
------------------------------------------------------------------------------------------------------------------------------------